UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 4888

Dreyfus Short Duration Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/13

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Short Duration

Bond Fund

ANNUAL REPORT November 30, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Financial Futures
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Important Tax Information
39	Proxy Results
40	Information About the Renewal of the Fund’s Management Agreement
47	Board Members Information
49	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Short Duration
Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Duration Bond Fund, covering the 12-month period from December 1, 2012, through November 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period produced a relatively challenging environment for most fixed-income securities, as a gradually strengthening U.S. economy and expectations of a more moderately stimulative monetary policy drove longer term interest rates higher and bond prices lower. Municipal bonds proved particularly sensitive to these developments, as the negative effects of rising rates were exacerbated by selling pressure among investors seeking safer havens.

We currently expect U.S. economic conditions to continue to improve in 2014, with accelerating growth and improving credit conditions supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in developed countries due to past and continuing monetary ease, while emerging markets seem poised for more moderate economic expansion. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 16, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2012, through November 30, 2013, as provided by David Horsfall, CFA, and David Bowser, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended November 30, 2013, Dreyfus Short Duration Bond Fund’s Class D shares produced a total return of 0.03%, Class I shares returned 0.03, Class Y shares returns 0.03%, and Class Z shares returned –0.43%.1 In comparison, the BofA/Merrill Lynch 1-Year U.S.Treasury Note Index (the “Index”) achieved a total return of 0.28% for the same period.2

The U.S. bond market encountered heightened volatility during the reporting period when long-term interest rates climbed in response to a sustained economic recovery and anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”).The fund produced lower returns than the Index, mainly due to lagging results from GNMA project loans.

As of November 15, 2013, the fund adopted a new name, a revised investment approach and a new benchmark. †

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds or other instruments with similar characteristics.The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by The Dreyfus Corporation (Dreyfus).The fund may invest up to 5% of its assets in fixed income securities rated below investment grade or the unrated equivalent as determined by Dreyfus.The fund’s bond investments may include, but are not limited to bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities, government and private mortgage-related securities, corporate bonds, municipal bonds, bonds of foreign governments and companies (limited to up to 30% of the fund’s assets in the aggregate, up to 5% in non-U.S. dollar-denominated bonds and up to 5% in emerging market bonds), asset-backed securities, inflation-indexed securities and zero coupon, pay-in-kind and step-up securities.

We buy and sell fixed-income securities based on credit quality, financial outlook and yield potential. Generally, fixed-income securities with deteriorating credit

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

quality are potential sell candidates, while those offering higher yields are potential buy candidates. The fund generally maintains an effective duration of one year or less, but may invest in individual bonds of any duration.

Rising Long-Term Interest Rates Roiled Bond Market

The reporting period began in the midst of heightened bond market volatility as investors responded nervously to stronger U.S. economic growth, including sustained improvements in employment and housing market trends. Consequently, long-term interest rates began to move higher during the first quarter of 2013.The bond market’s more interest rate-sensitive sectors, such as U.S. government securities, suffered price declines, while corporate- and asset-backed securities held up relatively well as issuers’ underlying business fundamentals strengthened.

The market’s worries about higher interest rates intensified in late May, when relatively hawkish remarks by Fed chairman Ben Bernanke were interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than expected. As a result, prices in most bond market sectors, including corporate-backed securities, fell sharply in June.The market generally stabilized over the summer, and bonds rallied in September when the Fed refrained from tapering its quantitative easing program. Interest rate-sensitive bonds also gained value in October, when the effects of a 16-day U.S. government shutdown prompted investors to reduce their expectations of economic growth over the near to intermediate term. However, renewed volatility in November offset some of the gains achieved over the previous two months.

These developments had a far greater impact on longer term bonds than on their shorter term counterparts, as short-term bond yields remained anchored by an unchanged overnight federal funds rate of between 0% and 0.25%.

GNMA Project Loans Dampened Fund Results

For the majority of the reporting period, the fund operated as Dreyfus Short-Intermediate Government Fund, and its investments were largely limited to U.S. government securities. The fund’s relative performance over the full reporting period was undermined by its holdings of GNMA project loans, which lost value due to increased prepayment activity in the rising interest-rate environment. Otherwise, the fund was primarily composed of U.S. Treasury securities and, to a lesser degree, U.S. government agency debentures. The fund held relatively few residential mortgage-backed securities and no commercial mortgages or asset-backed securities before November 15, 2013. At times during the reporting period, the fund’s performance was bolstered by a relatively short average duration, which helped cushion the impact of rising long-term interest rates.We sometimes employed futures contracts to establish the fund’s duration management strategy.

Income Opportunities from a Broader Range of Securities

We restructured the fund’s portfolio as of November 15 in accordance with its new investment approach, which considers a broad range of shorter term fixed-income securities to achieve its investment objective.As of the reporting period’s end, the fund added positions in investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities, all of which offered higher yields than U.S. government securities with comparable maturities.We also established small positions in short-term high yield securities and non-dollar securities from sovereign issuers in overseas markets.At the same time, to manage the risks of changing interest rates under the new investment approach, we reduced the fund’s average duration to less than one year. In our judgment, the fund’s new strategy positions it well for an environment of low short-term interest rates and rising long-term interest rates as the U.S. economic recovery gains momentum.

December 16, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. On November 15, 2013, Dreyfus Short-Intermediate Government Fund changed its name to Dreyfus Short Duration Bond Fund.The fund also adopted a multiple class distribution structure, pursuant to which the fund’s existing shares were redesignated as Class Z shares and the fund began offering Class D, Class I and ClassY shares as new classes of shares.The performance figures for Class D, Class I and ClassY shares include the performance of the predecessor fund and reflect current sales loads and distribution expenses in effect since the reorganization date, November 15, 2013.

† Prior to November 15, 2013, the fund was named Dreyfus Short-Intermediate Government Fund, which invested at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities, generally maintained an effective duration of approximately three years or less, and had the BofA Merrill Lynch Government U.S.Treasury, Short-Term (1-3
Years) Index as its benchmark.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by the Dreyfus
Corporation pursuant to an agreement in effect through November 15, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — BofA Merrill Lynch 1-Year U.S.Treasury Note Index is an unmanaged index tracking U.S. government securities. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class D, Class I and ClassY shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D, Class I and ClassY shares).
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in each of the Class D, Class I, ClassY and Class Z shares of
Dreyfus Short Duration Bond Fund on 11/30/03 to a $10,000 investment made in each of the BofA Merrill Lynch
Governments, U.S.Treasury, Short-Term (1-3Years) Index and the BofA Merrill Lynch 1-Year U.S.Treasury Note
Index on that date.All dividends and capital gain distributions are reinvested.
On November 15, 2013, Dreyfus Short-Intermediate Government Fund changed its name to Dreyfus Short Duration
Bond Fund.The fund also adopted a multiple class distribution structure, pursuant to which the fund’s existing shares were redesignated as Class Z shares and the fund began offering Class D, Class I and ClassY shares as new classes of shares.
On November 15, 2013, Dreyfus Short Duration Bond Fund changed its primary benchmark to the BofA Merrill
Lynch 1-year U.S.Treasury Note Index, from the BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3
Years) Index because the new benchmark index is more reflective of the manner in which the fund’s assets will be invested. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch
Governments, U.S.Treasury, Short-Term (1-3Years) Index.
The fund’s performance shown in the line graph above takes into account applicable fees and expenses on all classes.The
BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years) Index, unlike the fund, is an unmanaged performance benchmark for Treasury securities with maturities of 1-3 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion.The BofA Merrill Lynch 1-Year U.S.Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month.At the end of the month that issue is sold and rolled into a newly selected issue.The issue selected at each month-end rebalancing is the outstanding two-year
Treasury note that matures closest to, but not beyond, one year from the rebalancing date. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/13
	Inception
	Date	1	Year	5 Years		10 Years
Class D shares	11/15/13	–0.43	%†	1.04	%†	2.13	%†
Class I shares	11/15/13	–0.42	%†	1.04	%†	2.13	%†
Class Y shares	11/15/13	–0.42	%†	1.04	%†	2.13	%†
Class Z shares	4/6/87	–0.43%		1.04%		2.13%
BofA Merrill Lynch Governments,
U.S. Treasury, Short-Term
(1-3 Years) Index		0.53%		1.24%		2.64%
BofA Merrill Lynch 1-Year
U.S. Treasury Note Index		0.28%		0.63%		2.10%

† The total return performance figures presented for Class D, Class I and ClassY shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D, Class I and ClassY shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Duration Bond Fund from June 1, 2013 to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2013 †

	Class D	Class I	Class Y	Class Z
Expenses paid per $1,000††	$.21	$.12	$.12	$3.21
Ending value (after expenses)	$1,000.30	$1,000.30	$1,000.30	$999.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2013

	Class D	Class I	Class Y	Class Z
Expenses paid per $1,000††††	$3.04	$1.78	$1.78	$3.24
Ending value (after expenses)	$1,022.06	$1,023.31	$1,023.31	$1,021.86

†	From November 15, 2013 (commencement of initial offering) to November 30, 2013 for Class D, Class I and
ClassY shares.The existing shares were redesignated as Class Z shares.
††	Expenses are equal to the fund’s annualized expense ratio of .64% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of .60% for Class D, .35% for Class I and .35% for ClassY, multiplied by the average account value over the period, multiplied by 13/365 (to reflect the actual days in the period).
†††	Please note that while Class D, Class I and ClassY shares commenced operations on November 15, 2013, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of
comparability.This projection assumes that annualized expense ratios were in effect during the period June 1, 2013 to November 30, 2013.
††††	Expenses are equal to the fund’s annualized expense ratio of .60% for Class D, .35% for Class I, .35% for
ClassY and .64% for Class Z, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2013

	Coupon	Maturity	Principal
Bonds and Notes—103.7%	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Auto Receivables—.7%
Capital Auto Receivables Asset
Trust, Ser. 2013-4, Cl. D	3.22	5/20/19	750,000		749,789
Commercial Mortgage
Pass-Through Ctfs.—3.7%
Commercial Mortgage Trust,
Ser. 2013-CR11, Cl. A4	4.26	10/10/46	1,100,000		1,149,471
Hilton USA Trust,
Ser. 2013-HLT, Cl. CFX	3.71	11/5/30	515,000	[b]	520,952
JPMBB Commercial Mortgage
Securities Trust,
Ser. 2013-C14, Cl. C	4.71	8/15/46	850,000	[c]	843,211
UBS-Barclays Commercial Mortgage
Trust, Ser. 2013-C5, Cl. A4	3.18	3/10/46	875,000		851,395
WF-RBS Commercial Mortgage Trust,
Ser. 2013-C17, Cl. A4	4.02	12/15/46	825,000		848,928
					4,213,957
Consumer Discretionary—4.7%
21st Century Fox America,
Gtd. Notes	4.50	2/15/21	750,000		808,908
Comcast,
Gtd. Notes	5.90	3/15/16	500,000		556,574
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	500,000	[b]	571,598
Daimler Finance North America,
Gtd. Notes	1.25	1/11/16	500,000	[b]	502,414
Dish DBS,
Gtd. Notes	4.25	4/1/18	250,000		255,000
Ford Motor Credit,
Sr. Unscd. Notes	5.00	5/15/18	1,000,000		1,115,195
Macy’s Retail Holdings,
Gtd. Notes	2.88	2/15/23	500,000		454,311
Time Warner,
Gtd. Notes	4.88	3/15/20	1,000,000		1,103,798
					5,367,798

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Staples—.9%
ConAgra Foods,
Sr. Unscd. Notes	1.90	1/25/18	500,000		497,774
Pernod-Ricard,
Sr. Unscd. Notes	2.95	1/15/17	500,000	[b]	521,003
					1,018,777
Energy—3.0%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	1,000,000		1,167,953
Energy Transfer Partners,
Sr. Unscd. Notes	4.15	10/1/20	245,000		251,423
EQT,
Sr. Unscd. Notes	8.13	6/1/19	500,000		615,685
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.95	2/15/18	1,000,000		1,151,159
Petrobras Global Finance,
Gtd. Notes	3.00	1/15/19	250,000		238,072
					3,424,292
Financial—17.8%
ABN AMRO Bank,
Sr. Unscd. Notes	2.50	10/30/18	500,000	[b]	503,689
ABN AMRO Bank,
Sr. Unscd. Notes	4.25	2/2/17	500,000	[b]	539,960
Ally Financial,
Gtd. Notes	4.63	6/26/15	250,000		263,110
Bank of America,
Sr. Unscd. Notes, Ser. 1	3.75	7/12/16	1,000,000		1,063,162
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	1,000,000		1,145,875
BBVA US Senior,
Bank Gtd. Notes	4.66	10/9/15	1,000,000		1,053,966
CIT Group,
Sr. Unscd. Notes	5.00	5/15/17	250,000		268,125
Citigroup,
Sr. Unscd. Notes	4.45	1/10/17	1,000,000		1,091,807
Citigroup,
Sr. Unscd. Notes	4.75	5/19/15	1,000,000		1,055,899
DDR,
Sr. Unscd. Notes	3.50	1/15/21	500,000		497,878

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Discover Financial Services,
Sr. Unscd. Notes	5.20	4/27/22	500,000		527,236
General Electric Capital,
Sub. Notes	5.30	2/11/21	2,000,000		2,228,778
Genworth Holdings,
Gtd. Notes	7.70	6/15/20	1,000,000		1,205,628
Goldman Sachs Group,
Sr. Unscd. Notes	1.84	11/29/23	555,000	[c]	558,085
Goldman Sachs Group,
Sr. Unscd. Notes	3.63	2/7/16	1,000,000		1,055,279
Hartford Financial
Services Group,
Sr. Unscd. Notes	4.00	10/15/17	500,000		537,724
Health Care REIT,
Sr. Unscd. Notes	2.25	3/15/18	500,000		499,742
International Lease Finance,
Sr. Unscd. Notes	3.88	4/15/18	500,000		504,470
Intesa Sanpaolo,
Sr. Unscd. Notes	3.88	1/16/18	500,000		511,117
JPMorgan Chase & Co.,
Sr. Unscd. Notes	1.63	5/15/18	1,000,000		986,960
Liberty Mutual Group,
Gtd. Notes	4.95	5/1/22	500,000	[b]	522,140
Morgan Stanley,
Sr. Unscd. Notes	3.80	4/29/16	1,000,000		1,060,234
Royal Bank of Scotland Group,
Sr. Unscd. Notes	6.40	10/21/19	1,000,000		1,167,782
Santander US Debt,
Bank Gtd. Notes	3.72	1/20/15	1,000,000	[b]	1,014,298
WEA Finance,
Gtd. Notes	7.13	4/15/18	500,000	[b]	598,631
					20,461,575
Foreign/Governmental—8.6%
Banco Nacional de Desenvolvimento
Economico e Social,
Sr. Unscd. Notes	3.38	9/26/16	250,000	[b]	251,875
Ecopetrol,
Sr. Unscd. Notes	5.88	9/18/23	1,000,000		1,060,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental (continued)
Eurasian Development Bank,
Sr. Unscd. Notes		5.00	9/26/20	1,000,000	[b]	1,015,000
Italian Government,
Bonds, Ser. CPI	EUR	1.70	9/15/18	1,700,000	[d]	2,312,928
Petroleos Mexicanos,
Gtd. Notes		3.50	7/18/18	1,000,000		1,023,155
Portuguese Government,
Sr. Unscd. Bonds	EUR	4.45	6/15/18	650,000		877,925
Russian Government,
Sr. Unscd. Bonds		3.50	1/16/19	1,000,000	[b]	1,022,500
Spanish Government,
Bonds	EUR	3.75	10/31/18	1,600,000		2,280,947
						9,844,330
Health Care—.2%
Tenet Healthcare,
Sr. Scd. Notes		6.00	10/1/20	250,000	[b]	261,719
Industrial—.2%
Bombardier,
Sr. Unscd. Notes		7.75	3/15/20	250,000	[b]	285,625
Information Technology—.4%
Hewlett-Packard,
Sr. Unscd. Notes		2.13	9/13/15	500,000		510,104
Materials—3.4%
ArcelorMittal,
Sr. Unscd. Notes		4.25	3/1/16	250,000	[c]	260,625
Dow Chemical,
Sr. Unscd. Notes		3.00	11/15/22	1,250,000		1,166,066
Holcim US Finance Sarl & Cie,
Gtd. Notes		6.00	12/30/19	500,000	[b]	573,948
INEOS Finance,
Sr. Scd. Notes		7.50	5/1/20	250,000	[b]	275,000
LyondellBasell Industries,
Sr. Unscd. Notes		5.00	4/15/19	500,000		562,039
Vale Overseas,
Gtd. Notes		6.25	1/23/17	1,000,000		1,126,489
						3,964,167
Telecommunications—2.5%
AT&T,
Sr. Unscd. Notes		1.15	11/27/18	465,000	[c]	467,359

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	[a]	Value ($)
Telecommunications (continued)
Telefonica Emisiones,
Gtd. Notes	5.46	2/16/21	1,000,000		1,062,871
Verizon Communications,
Sr. Unscd. Notes	3.65	9/14/18	1,000,000		1,064,354
Virgin Media Secured Finance,
Sr. Scd. Notes	5.25	1/15/21	250,000		255,946
					2,850,530
U.S. Government Agencies—1.7%
Federal Home Loan Mortgage Corp.,
Notes	0.38	12/10/14	1,000,000	[e]	1,000,050
Federal Home Loan Mortgage Corp.,
Notes	0.50	2/24/15	1,000,000	[e]	1,000,657
					2,000,707
U.S. Government Agencies/
Mortgage-Backed—4.9%
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/14			60,099	[e]	63,639
Structured Pass-Through Secs.,
Ser. T-7, Cl.A6, 7.03%, 8/25/28			3,752	[c,e]	3,752
Federal National Mortgage Association:
4.50%, 11/1/14			55,544	[e]	59,074
5.50%, 9/1/14—4/1/16			73,073	[e]	77,330
Government National Mortgage Association I:
Ser. 2012-67, Cl. AB, 1.59%, 6/16/39			1,619,359		1,620,522
Ser. 2012-78, Cl. A, 1.68%, 3/16/44			1,941,605		1,924,405
Ser. 2012-46, Cl. AB, 1.77%, 11/16/38			1,896,442		1,901,145
					5,649,867
U.S. Treasury Notes—49.0%
0.38%, 11/15/14			56,240,000		56,356,417
Utilities—2.0%
Enel Finance International,
Gtd. Notes	6.25	9/15/17	500,000	[b]	564,085
Exelon Generation,
Sr. Unscd. Notes	6.20	10/1/17	1,000,000		1,145,445
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	500,000		566,409
					2,275,939
Total Bonds and Notes
(cost $119,206,681)					119,235,593

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—.4%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.03%, 1/2/14
(cost $409,991)	410,000 [f]	409,998

Other Investment—2.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,383,599)	3,383,599 [g]	3,383,599
Total Investments (cost $123,000,271)	107.0%	123,029,190
Liabilities, Less Cash and Receivables	(7.0%)	(8,048,727)
Net Assets	100.0%	114,980,463

REIT—Real Estate Investment Trust

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At November 30, 2013, these securities were valued at $9,544,437 or 8.3% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Italian Consumer Price Index.
e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
f Held by or on behalf of a counterparty for open financial futures contracts.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government Agencies/		Short-Term/
Mortgage-Backed	55.6	Money Market Investments	3.3
Corporate Bonds	35.1	Asset-Backed	.7
Foreign/Governmental	8.6
Commercial Mortgage-Backed	3.7		107.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

November 30, 2013

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 11/30/2013 ($)
Financial Futures Long
U.S. Treasury 2 Year Notes	41	9,032,044	March 2014	3,715
Financial Futures Short
Euro-Bobl	35	(5,959,046)	December 2013	(511)
U.S. Treasury 5 Year Notes	141	(17,173,359)	December 2013	(19,945)
U.S. Treasury 10 Year Notes	148	(18,742,812)	December 2013	(26,203)
Gross Unrealized Appreciation				3,715
Gross Unrealized Depreciation				(46,659)

See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	119,616,672	119,645,591
Affiliated issuers	3,383,599	3,383,599
Cash		2,455,182
Dividends and interest receivable		527,120
Receivable for shares of Beneficial Interest subscribed		399,924
Receivable for futures variation margin—Note 4		21,056
Prepaid expenses		65,890
		126,498,362
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		33,622
Payable for investment securities purchased		11,202,973
Payable for shares of Beneficial Interest redeemed		111,626
Accrued expenses		169,678
		11,517,899
Net Assets ($)		114,980,463
Composition of Net Assets ($):
Paid-in capital		119,700,183
Accumulated undistributed investment income—net		467,671
Accumulated net realized gain (loss) on investments		(5,173,403)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions [including
($42,944) net unrealized (depreciation) on financial futures]		(13,988)
Net Assets ($)		114,980,463

Net Asset Value Per Share
	Class D	Class I	Class Y	Class Z
Net Assets ($)	4,274,154	9,999	9,999	110,686,311
Shares Outstanding	407,110	952	952	10,540,013
Net Asset Value Per Share ($)	10.50	10.50	10.50	10.50

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2013

Investment Income ($):
Income:
Interest	752,771
Income from securities lending—Note 1(c)	21,121
Dividends;
Affiliated issuers	678
Total Income	774,570
Expenses:
Management fee—Note 3(a)	588,525
Shareholder servicing costs—Note 3(c)	230,399
Professional fees	99,105
Proxy fees	75,000
Registration fees	26,835
Prospectus and shareholders’ reports	26,345
Custodian fees—Note 3(c)	11,956
Trustees’ fees and expenses—Note 3(d)	3,385
Loan commitment fees—Note 2	1,068
Distribution fees—Note 3(b)	329
Miscellaneous	30,098
Total Expenses	1,093,045
Less—reduction in expenses due to undertaking—Note 3(a)	(322,166)
Less—reduction in fees due to earnings credits—Note 3(c)	(272)
Net Expenses	770,607
Investment Income—Net	3,963
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	89,291
Net realized gain (loss) on financial futures	38,791
Net Realized Gain (Loss)	128,082
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(603,540)
Net unrealized appreciation (depreciation) on financial futures	(43,600)
Net Unrealized Appreciation (Depreciation)	(647,140)
Net Realized and Unrealized Gain (Loss) on Investments	(519,058)
Net (Decrease) in Net Assets Resulting from Operations	(515,095)

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2013 [a]	2012
Operations ($):
Investment income (loss)—net	3,963	(39,815)
Net realized gain (loss) on investments	128,082	212,206
Net unrealized appreciation
(depreciation) on investments	(647,140)	(200,626)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(515,095)	(28,235)
Dividends to Shareholders from ($):
Investment income—net:
Class D	(917)	—
Class I	(3)	—
Class Y	(3)	—
Class Z	(594,799)	(1,014,062)
Net realized gain on investments:
Class Z	(140,276)	(691,244)
Total Dividends	(735,998)	(1,705,306)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class D	4,274,478	—
Class I	10,000	—
Class Y	10,000	—
Class Z	12,074,216	12,896,625
Dividends reinvested:
Class D	908	—
Class Z	680,367	1,580,867
Cost of shares redeemed:
Class D	(737)	—
Class Z	(38,714,346)	(40,599,912)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(21,665,114)	(26,082,420)
Total Increase (Decrease) in Net Assets	(22,916,207)	(27,815,961)
Net Assets ($):
Beginning of Period	137,896,670	165,712,631
End of Period	114,980,463	137,896,670
Undistributed investment income—net	467,671	593,559

	Year Ended November 30,
	2013 [a]	2012
Capital Share Transactions:
Class D
Shares sold	407,093	—
Shares issued for dividends reinvested	87	—
Shares redeemed	(70)	—
Net Increase (Decrease) in Shares Outstanding	407,110	—
Class I
Shares sold	952	—
Class Y
Shares sold	952	—
Class Z
Shares sold	1,144,461	1,207,787
Shares issued for dividends reinvested	64,522	148,414
Shares redeemed	(3,665,927)	(3,801,104)
Net Increase (Decrease) in Shares Outstanding	(2,456,944)	(2,444,903)

a Effective November 15, 2013, the fund commenced offering Class D, Class I and ClassY shares.The existing shares were redesignated as Class Z shares.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Period Ended
Class D Shares	November 30, 2013 [a]
Per Share Data ($):
Net asset value, beginning of period	10.50
Investment Operations:
Investment income—net[b]	.00	[c]
Net realized and unrealized
gain (loss) on investments	.00	[c]
Total from Investment Operations	.00	[c]
Distributions:
Dividends from investment income—net	(.00)[c]
Net asset value, end of period	10.50
Total Return (%)[d]	.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.79
Ratio of net expenses to average net assets[e]	.60
Ratio of net investment income
to average net assets[e]	.05
Portfolio Turnover Rate	186.54
Net Assets, end of period ($ x 1,000)	4,274

a	From November 15, 2013 (commencement of initial offering) to November 30, 2013.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

See notes to financial statements.

	Period Ended
Class I Shares	November 30, 2013 [a]
Per Share Data ($):
Net asset value, beginning of period	10.50
Investment Operations:
Investment income—net[b]	.00	[c]
Net realized and unrealized
gain (loss) on investments	.00	[c]
Total from Investment Operations	.00	[c]
Distributions:
Dividends from investment income—net	(.00)[c]
Net asset value, end of period	10.50
Total Return (%)[d]	.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.44
Ratio of net expenses to average net assets[e]	.35
Ratio of net investment income
to average net assets[e]	.30
Portfolio Turnover Rate	186.54
Net Assets, end of period ($ x 1,000)	10

a	From November 15, 2013 (commencement of initial offering) to November 30, 2013.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	Period Ended
Class Y Shares	November 30, 2013 [a]
Per Share Data ($):
Net asset value, beginning of period	10.50
Investment Operations:
Investment income—net[b]	.00	[c]
Net realized and unrealized
gain (loss) on investments	.00	[c]
Total from Investment Operations	.00	[c]
Distributions:
Dividends from investment income—net	(.00)[c]
Net asset value, end of period	10.50
Total Return (%)[d]	.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.40
Ratio of net expenses to average net assets[e]	.35
Ratio of net investment income
to average net assets[e]	.30
Portfolio Turnover Rate	186.54
Net Assets, end of period ($ x 1,000)	10

a	From November 15, 2013 (commencement of initial offering) to November 30, 2013.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

See notes to financial statements.

		Year Ended November 30,
Class Z Shares	2013 [a]	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	10.61	10.73	10.80	10.84	10.72
Investment Operations:
Investment income (loss)—net[b]	.00 [c]	(.00)[c]	.04	.10	.24
Net realized and unrealized
gain (loss) on investments	(.05)	.00 [c]	.02	.02	.17
Total from Investment Operations	(.05)	.00 [c]	.06	.12	.41
Distributions:
Dividends from investment income—net	(.05)	(.07)	(.08)	(.16)	(.29)
Dividends from net realized
gain on investments	(.01)	(.05)	(.05)	—	—
Total Distributions	(.06)	(.12)	(.13)	(.16)	(.29)
Net asset value, end of period	10.50	10.61	10.73	10.80	10.84
Total Return (%)	(.43)	.00 [d]	.51	1.16	4.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.83	.81	.78	.73
Ratio of net expenses
to average net assets	.64	.80	.81	.78	.73
Ratio of net investment income
(loss) to average net assets	.00 [d]	(.03)	.42	.96	2.22
Portfolio Turnover Rate	186.54	167.77	147.33	100.24	138.34
Net Assets, end of period ($ x 1,000)	110,686	137,897	165,713	195,801	223,563

a The fund commenced offering four classes of shares on November 15,2013.The existing shares were redesignated as
Class Z shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Amount represents less than $.01%.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short Duration Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting held on October 23, 2013, the fund’s Board of Trustees (the “Board”) approved, effective November 15, 2013, the implementation of a multiple class structure and a change in the fund’s name from “Dreyfus Short-Intermediate Government Fund” to “Dreyfus Short Duration Bond Fund”. The fund’s existing shares have been redesignated as Class Z shares and the fund began offering Class D, Class I and ClassY shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class D, Class I, Class Y and Class Z. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class I and Class Y are offered at net asset value generally to institutional investors. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills) and financial futures are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	749,789	—	749,789
Commercial
Mortgage-Backed	—	4,213,957	—	4,213,957
Corporate Bonds†	—	40,420,526	—	40,420,526

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in
Securities (continued):
Foreign Government	—	9,844,330	—	9,844,330
Mutual Funds	3,383,599	—	—	3,383,599
U.S. Government
Agencies/
Mortgage-Backed	—	7,650,574	—	7,650,574
U.S. Treasury	—	56,766,415	—	56,766,415
Other Financial
Instruments:
Financial Futures††	3,715	—	—	3,715
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(46,659)	—	—	(46,659)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At November 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended November 30, 2013, The Bank of New York Mellon earned $5,784 from lending portfolio securities, pursuant to the securities lending agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2012($)	Purchases ($)	Sales ($)	11/30/2013	($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,778,943	52,955,276	53,350,620	3,383,599	2.9
Dreyfus
Institutional
Cash
Advantage
Fund	1,426,550	370	1,426,920	—	—
Total	5,205,493	52,955,646	54,777,540	3,383,599	2.9

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2013, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $467,671, accumulated capital losses $5,186,224 and unrealized depreciation $1,167.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2013. If not applied, $2,906,277 of the carryover expires in fiscal year 2014 and $492,019 expires in fiscal year 2018.The fund has $1,044,221 of post-enactment short-term capital losses and $743,707 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2013 and November 30, 2012 were as follows: ordinary income $735,998 and $1,705,306, respectively.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended November 30, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities, capital loss carryover expiration and dividend reclassification, the fund increased accumulated undistributed investment income-net by $465,871, increased accumulated net realized gain (loss) on investments by $2,387,011 and decreased paid-in capital by $2,852,882. Net assets and net asset value per share were not affected by this reclassification.

(g) Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to enforceable master netting arrangements (“MNA”) or similar agreements. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Effective November 15, 2013, the Board approved the reduction in the management fee to an annual rate of .25% of the value of the fund’s average daily net assets.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2013, there was no reduction in expenses pursuant to the Agreement.

The Manager had contractually agreed, from December 1, 2012 through November 15, 2013, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses did not exceed .65% of the value of the fund’s average daily net assets.The Manager has also contractually agreed, from November 16, 2013 through November 15, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .35% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertakings, amounted to $322,166 during the period ended November 30, 2013.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .25% of the value of its average daily net assets. During the period ended November 30, 2013, Class D shares were charged $329 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class Z shares reimburses the Distributor an amount not to exceed an annual rate of 25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintain shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2013, Class Z shares were charged $110,471 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2013, the fund was charged $55,861 for transfer agency services and $2,448 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $270.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2013, the fund was charged $11,956 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended November 30, 2013, the fund was charged $1,318 pursuant to the agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2.

During the period ended November 30, 2013, the fund was charged $9,055 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $35,678, Shareholder Services Plan fees $9,329, custodian fees $5,750, Chief Compliance Officer fees $3,833 and transfer agency fees $15,000, which are offset against an expense reimbursement currently in effect in the amount of $35,968.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended November 30, 2013, amounted to $221,859,095 and $238,849,129, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of deriv-

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

ative instrument that was held by the fund during the period ended November 30, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at November 30, 2013 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2013:

Average Market Value ($)
Interest rate financial futures	12,035,177

At November 30, 2013, the cost of investments for federal income tax purposes was $123,029,883; accordingly, accumulated net unrealized depreciation on investments was $693, consisting of $150,756 gross unrealized appreciation and $151,449 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Short Duration Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Duration Bond Fund (formally, Dreyfus Short-Intermediate Government Fund) as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Duration Bond Fund at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 27, 2014

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended November 30, 2013 as qualifying interest related dividends. For state individual income tax purposes, the fund hereby reports 52.07% of the ordinary income dividends paid during its fiscal year ended November 30, 2013 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia. Also, the fund hereby reports $.0128 per share as a short-term capital gain distribution paid on July 26, 2013.

PROXY RESULTS (Unaudited)

Dreyfus Short Duration Bond Fund (formally, Dreyfus Short-Intermediate Government Fund) held a special meeting of shareholders on October 23, 2013.The proposals considered at the meeting and the results are as follows:

				Shares
			For	Against	Abstain

1	.	To approve removing a
		fundamental investment restriction
		that prevents the fund from
		purchasing certain securities,
		including corporate bonds and
		municipal bonds.	4,655,602	1,152,775	326,212
2	.	To approve revising a fundamental
		investment restriction regarding
		making loans.	4,231,381	1,476,226	426,982
3	.	To approve changing a fundamental
		investment restriction regarding
		investing in real estate
		and commodities.	4,195,466	1,552,348	386,775
4	.	To approve revising a fundamental
		investment restriction regarding
		underwriting the securities of
		other issuers.	4,253,135	1,419,244	462,210
5	.	To approve changing a fundamental
		investment restriction regarding
		investing in companies for the
		purpose of exercising control to a
		non-fundamental policy.	4,251,325	1,417,765	465,499

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 17-18, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the five-year period when the fund’s performance was at the Performance Group median.The Board also noted that the fund’s yield performance was above or at the Performance Group median for eight of the ten one-year periods ended May 31st, but below the Performance Universe median for seven of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed with the Board the factors that have influenced the fund’s performance over recent periods.The Board also noted that fund management was proposing for the Board’s consideration at the meeting

The Fund 41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

significant changes to the fund’s investment strategy and replacing the Fund’s portfolio manager with new portfolio managers.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians. Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until April 1, 2014, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed .65% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based

The Fund 43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board accepted the fund’s performance in light of the consid- erations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

Also at the meeting of the fund’s Board of Trustees held on July 17-18, 2013, the Board considered amending the fund’s Management Agreement to reduce the management fee from 0.50% to 0.25% of the value of the fund’s average daily net assets, contingent upon fund shareholder approval of a change to a fundamental investment restriction of the fund.The reduced management fee and other changes are related to a proposal to change the fund’s investment strategy and invest in a variety of fixed-income securities and shorten the fund’s effective duration to one year or less. In connection therewith, Dreyfus representatives noted that there would be no diminution in the nature, extent or quality of services provided or to be provided by Dreyfus as a result of the strategy change and the corresponding reduction in the fund’s management fee.

The Board reviewed a table of Lipper data, which set forth, among other things, the effective management fee of each fund reported in the Lipper Ultra-Short Funds category, as well as the average and median effective management fees for these funds as a group, net of any fee waivers and expense reimbursements and shown as of each fund’s most recent reported fiscal year end.The Board also reviewed a table from Lipper which set forth, among other things, the contractual management fee of each fund reported in the Lipper Ultra-Short Funds category, without reflecting any fee waivers or expense reimbursements. The Board discussed the results of the comparisons and noted that the fund’s contractual management fee was below the average and median of the actual management fees for the funds reported in the Lipper Ultra-Short Funds category.

As the fund’s investment strategy had not yet changed, the Board members were not able to review the fund’s performance in the new strategy.The Board discussed with representatives of Dreyfus the portfolio management team and the investment strategies to be employed in the management of the fund.

The Fund 45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board did not review revised profitability data for the proposed lower management fee or reconsider economies of scale since the proposed fee was lower and presumably would not favorably impact profitability or provide increased economies of scale.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus are adequate and appropriate.

  The Board concluded that the management fee to be paid to Dreyfus was reasonable, in light of the services to be provided, the comparative fund management fee information, and benefits anticipated to be derived by Dreyfus from its relationship with the fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Agreement, as amended, was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Gordon J. Davis (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 49
———————
Whitney I. Gerard (79)
Board Member (1989)
Principal Occupation During Past 5Years:
• Partner in the law firm of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 23
———————
Nathan Leventhal (70)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-present)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 39

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

George L. Perry (79)
Board Member (1990)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 23
———————
Benaree Pratt Wiley (67)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 61
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
David W. Burke, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 49

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,074 in 2012 and $37,935 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,000 in 2012 and $7,691 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,382 in 2012 and $3,220 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $351 in 2012 and $333 in 2013. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $200,000 in 2012 and $0 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $50,505,978 in 2012 and $51,023,448 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short Duration Bond Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	January 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	January 23, 2014

By: /s/ James Windels
James Windels Treasurer
Date:	January 23, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010